UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2026

NARRAGANSETT BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-296731	Applied For
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

330 Swansea Mall Drive, Swansea, Massachusetts	02777
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 806-2872

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On August 11, 2026, Narragansett Bancorp, Inc., a Maryland corporation (the “Company”), Narragansett Financial Corporation, a Massachusetts-chartered mutual holding company (the “MHC”), and BayCoast Bank (the “Bank,” and together with the Company and the MHC, the “Narragansett Parties”) entered into an Agency Agreement with Piper Sandler & Co. (“Piper Sandler”). Piper Sandler will assist in the marketing of the Company’s common stock during the Company’s stock offering in connection with the Bank’s and the MHC’s two-tier holding company reorganization.

For its marketing agent services, Piper Sandler will receive a fee of (a) 1.35% of the aggregate dollar amount of shares sold in the subscription offering, plus (b) 3.00% of the aggregate dollar amount of shares sold in the community offering, excluding shares purchased by or on behalf of (i) any employee benefit plan or trust of the Narragansett Parties established for the benefit of its directors, trustees, officers and employees, (ii) any director, officer or employee of the Narragansett Parties or members of their immediate families (whether directly or through a personal trust), and (iii) a charitable foundation the Company is establishing in connection with the reorganization. In the event shares of common stock are sold in a syndicated offering, Piper Sandler will receive fees of 5.00% of the aggregate dollar amount of shares of common stock sold in the syndicated offering to Piper Sandler and any other broker-dealers included in the syndicated offering. All fees payable with respect to a syndicated offering will be in addition to fees payable with respect to the subscription and community offerings. Piper Sandler also will be reimbursed for reasonable out-of-pocket accountable expenses not to exceed $140,000, including fees and expenses of its counsel.

In addition, Piper Sandler will receive a fee of $75,000 for records agent management services. Piper Sandler also will be reimbursed for reasonable out-of-pocket accountable expenses not to exceed $35,000 without prior approval.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1, as amended (Registration No. 333-296731), filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated August 11, 2026.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

1.1	Agency Agreement dated August 11, 2026, by and among Narragansett Bancorp, Inc., Narragansett Financial Corporation, BayCoast Bank and Piper Sandler & Co. (exhibits omitted)

104.1	The cover page for this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NARRAGANSETT BANCORP, INC.

DATE: August 17, 2026	By:	/s/ Marie Pellegrino
Marie Pellegrino
President